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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 22, 2003




                         FAMOUS DAVE'S OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)




           Minnesota                      0-21625                41-1782300
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation)                                               Identification No.)



                    8091 Wallace Road, Eden Prairie, MN            55344
                  (Address of principal executive offices)       (Zip Code)


                                 (952) 294-1300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

  (c)  Exhibits

       99.1   Famous Dave's of America, Inc. Press Release dated April 22, 2003.

ITEM 9.      REGULATION FD DISCLOSURE

            The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission (the "Commission") solely under
Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Commission in Release No. 33-8216 issued March 27, 2003.

            On April 22, 2003, Famous Dave's of America, Inc. issued a press release that included financial information for the first quarter of fiscal 2003. In addition to reporting a measure of the Registrant's 2003 first quarter net loss that was in accordance with generally accepted accounting principles, this release also included a non-GAAP financial measure of net income for the quarter that excluded extraordinary charges related to the Registrant's investment in the Isaac Hayes entertainment clubs. The Registrant believes that the measure of net income exclusive of these charges better reflects the financial performance of the Registrant's on-going operations because the Registrant has disposed of its interest in the Isaac Hayes entertainment clubs and has no further financial obligations related to the clubs.

            A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FAMOUS DAVE'S OF AMERICA, INC.


         Date: April 23, 2003             By:   /s/ Kenneth Stanecki
                                             -----------------------------------
                                          Name:  Kenneth Stanecki
                                          Title: Chief Financial Officer